SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 1999


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated May 1, 1999, providing for the issuance of C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-09                13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 1999 ( the "Agreement"), among Merrill Lynch
Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On October 25, 1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 26, 1999              By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Statement to Certificateholders                    5
                         October 25, 1999.

      +



                                  Exhibit 99.1

                         Statement to Certificateholders
                                October 25, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 1999


-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        141,832,106.00  137,523,477.78     1,036,085.45   802,220.29   1,838,305.74      0.00          0.00      136,487,392.33
IAPO          161,894.00      157,690.46           178.07         0.00         178.07      0.00          0.00          157,512.39
IM1         1,110,000.00    1,100,096.86         1,218.97     6,417.23       7,636.20      0.00          0.00        1,098,877.89
IM2           740,000.00      733,397.91           812.65     4,278.15       5,090.80      0.00          0.00          732,585.26
IM3           740,000.00      733,397.91           812.65     4,278.15       5,090.80      0.00          0.00          732,585.26
IB1           740,000.00      733,397.91           812.65     4,278.15       5,090.80      0.00          0.00          732,585.26
IB2           740,000.00      733,397.91           812.65     4,278.15       5,090.80      0.00          0.00          732,585.26
IB3         1,849,418.00    1,832,917.96         2,030.97    10,692.01      12,722.98      0.00          0.00        1,830,886.99
IIA1       84,958,000.00   76,323,341.97     2,747,209.08   349,200.49   3,096,409.57      0.00          0.00       73,576,132.89
IIA2       43,008,000.00   38,289,605.00     1,794,724.67   170,718.46   1,965,443.13      0.00          0.00       36,494,880.33
IIM1       10,529,000.00   10,529,000.00             0.00    65,981.73      65,981.73      0.00          0.00       10,529,000.00
IIM2        8,909,000.00    8,909,000.00             0.00    61,323.62      61,323.62      0.00          0.00        8,909,000.00
IIB1        7,694,000.00    7,694,000.00             0.00    53,216.83      53,216.83      0.00          0.00        7,694,000.00
IIB2        3,644,000.00    3,644,000.00             0.00    21,256.67      21,256.67      0.00          0.00        3,644,000.00
IIB3        3,240,000.00    3,240,000.00             0.00    18,900.00      18,900.00      0.00          0.00        3,240,000.00
X                   0.00            0.00             0.00         0.00           0.00      0.00          0.00                0.00
R                   0.00            0.00             0.00         0.00           0.00      0.00          0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS    309,895,418.00  292,176,721.67     5,584,697.81 1,577,039.93   7,161,737.74      0.00          0.00      286,592,023.86
-----------------------------------------------------------------------------------------------------------------------------------
IAIO      144,330,149.22  140,285,448.10             0.00   142,745.21     142,745.21      0.00          0.00      139,246,342.18
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                CURRENT                           CURRENT
                     PRINCIPAL                                            PRINCIPAL                         PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL    INTEREST      TOTAL     FACTOR              CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA    12489WAR5     969.62162982    7.30501351   5.65612619    12.96113970     962.31661631    IA             7.000000%
IAPO  12489WAT1     974.03523293    1.09991723   0.00000000     1.09991723     972.93531570    IAPO           0.000000%
IM1   12489WAU8     991.07825225    1.09817117   5.78128829     6.87945946     989.98008108    IM1            7.000000%
IM2   12489WAV6     991.07825676    1.09817568   5.78128378     6.87945946     989.98008108    IM2            7.000000%
IM3   12489WAW4     991.07825676    1.09817568   5.78128378     6.87945946     989.98008108    IM3            7.000000%
IB1   12489WBC7     991.07825676    1.09817568   5.78128378     6.87945946     989.98008108    IB1            7.000000%
IB2   12489WBD5     991.07825676    1.09817568   5.78128378     6.87945946     989.98008108    IB2            7.000000%
IB3   12489WBE3     991.07825273    1.09816710   5.78128363     6.87945072     989.98008563    IB3            7.000000%
IIA1  12489WAX2     898.36556852   32.33608465   4.11027202    36.44635667     866.02948386    IIA1           5.882500%
IIA2  12489WAY0     890.29029483   41.73001930   3.96945824    45.69947754     848.56027553    IIA2           5.732500%
IIM1  12489WAZ7   1,000.00000000    0.00000000   6.26666635     6.26666635   1,000.00000000    IIM1           7.520000%
IIM2  12489WBA1   1,000.00000000    0.00000000   6.88333371     6.88333371   1,000.00000000    IIM2           8.260000%
IIB1  1249WBB9    1,000.00000000    0.00000000   6.91666623     6.91666623   1,000.00000000    IIB1           8.300000%
IIB2  12489WBF0   1,000.00000000    0.00000000   5.83333425     5.83333425   1,000.00000000    IIB2           7.000000%
IIB3  12489WBG8   1,000.00000000    0.00000000   5.83333333     5.83333333   1,000.00000000    IIB3           7.000000%
-----------------------------------------------------------------------------------------  -------------------------------------
TOTALS              942.82362597   18.02123389   5.08894239    23.11017629     924.80239208
-----------------------------------------------------------------------------------------  -------------------------------------
IAIO  12489WAS3     971.97604837    0.00000000   0.98901865     0.98901865     964.77654137    IAI0           1.221041%
-------------------------------------------------------------------------------------------  ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                                  October 25, 1999

                    Group 1 Available Funds                                                                       2,021,951.40
                    Group 2 Available Funds                                                                       5,282,531.55

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                              1,653,004.54
                     Overcollateralization Release Amount                                                                 0.00
                    Overcollateralization Deficiency Amount                                                         776,737.31
                    Target Overcollateralization Amount                                                           2,429,741.85

                    Extra Principal Distribution Amount                                                             368,179.34
                    Monthly Excess Interest Amount                                                                  368,179.34
                    Monthly Excess Cashflow Amount                                                                  368,179.34
                    Overcollateralization Deficiency (After Distribution)                                           408,557.97
                    Overcollateralization Amount (After Distribution)                                             2,021,183.88

Fees and Advances
                    Servicing Fee                                                                                   107,481.19
                    Trustee Fee                                                                                       2,448.68
                    Lender PMI                                                                                            0.00
                    Total Advances                                                                                4,672,104.53
                    Group 1 Advances                                                                              3,430,251.69
                    Group 2 Advances                                                                              1,241,852.84


Mortgage Pool Information
                    Total Principal Balance                                                                     288,613,207.57
                    Loan Count                                                                                           3,619
                    Weighted Average Remaining Term                                                                        306
                    Weighted Average Loan Rate                                                                          8.9758%
                    Aggregate Amount of Prepayment                                                                4,910,089.51
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                              12,087.65
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                           142,505,010.47
                    Non-Pro Principal Balance                                                                   142,350,772.36
                    Po Principal Balance                                                                            154,238.11
                    Loan Count                                                                                           1,987
                    Weighted Average Remaining Term                                                                        305
                    Weighted Average Loan Rate                                                                         8.5706%
                    Aggregate Amount of Prepayment                                                                  883,701.84
                    Aggregate Amount of Repuchased Principal                                                              0.00
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Non-Pro Amount of Scheduled Principal                                                           158,884.13
                    Non-Pro Amount of Unscheduled Principal                                                         883,701.84
                    Po Amount of Scheduled Principal                                                                    178.07
                    Po Amount of UnScheduled Principal                                                                    0.00

Group 2 Loan Information
                    Principal Balance                                                                           146,108,197.10
                    Group 2 Fixed Pool Principal Balance                                                         97,389,544.06
                    Group 2 Adjustable Pool Principal Balance                                                    48,718,653.04
                    Loan Count                                                                                           1,632
                    Weighted Average Remaining Term                                                                        307
                    Weighted Average Loan Rate                                                                         9.3629 %
                    Aggregate Amount of Prepayment                                                                4,026,387.67
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                              12,087.65
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00
                    Basis Risk Reserve Fund Balance                                                                   5,000.00
                    Libor Carryover Amount                                                                                0.00

                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                               October 25, 1999
Interest Shortfalls
                    Class ia1                                                                                              0.00
                    Class ia-io                                                                                            0.00
                    Class im1                                                                                              0.00
                    Class im2                                                                                              0.00
                    Class im3                                                                                              0.00
                    Class im4                                                                                              0.00
                    Class ib1                                                                                              0.00
                    Class ib2                                                                                              0.00
                    Class ib3                                                                                              0.00
                    Class iia                                                                                              0.00
                    Class iim1                                                                                             0.00
                    Class iim2                                                                                             0.00
                    Class iib1                                                                                             0.00
                    Class iib2                                                                                             0.00
                    Class iib3                                                                                             0.00


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category         Number    Principal Balance   Percentage
                     1 Month     387         28,030,315.63        19.67 %
                    2 Months     246         18,203,951.46        12.77 %
                    3+Months      93         15,565,157.71        10.92 %
                    Total        726         61,799,424.80        43.36 %


                     Group 2
                Category         Number    Principal Balance   Percentage
                    1 Month      225          18,423,668.74        12.61 %
                    2 Months     114           9,065,288.14         6.20 %
                    3+Months      52           4,112,959.19         2.82 %
                    Total        391          31,601,916.07        21.63 %


                  Group Totals
                Category         Number    Principal Balance    Percentage
                   1 Month       612          46,453,984.37         16.1 %
                   2 Months      360          27,269,239.60         9.45 %
                   3+Months      145          19,678,116.90         6.82 %
                   Total         1117         93,401,340.87        32.37 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                     Group 1
                                 Number    Principal Balance   Percentage
                                 200          15,490,710.62         10.87 %
                     Group 2
                                 Number    Principal Balance   Percentage
                                  80           6,997,902.17         4.79 %

                     Group Totals
                                 Number    Principal Balance   Percentage
                                 280          22,488,612.79         7.79 %


Number and Aggregate Principal Amounts of Bankruptcy Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                 518          32,730,708.74        22.97 %

                     Group 2
                                 Number    Principal Balance   Percentage
                                  53           4,591,667.10         3.14 %

                     Group Totals
                                 Number    Principal Balance   Percentage
                                  571         37,322,375.84        12.93 %



Number and Aggregate Principal Amounts of REO Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                     0                0.00          0.00%
                     Group 2
                                Number    Principal Balance   Percentage
                                     1           27,768.44           0.02 %
                    Group Totals
                                 Number    Principal Balance   Percentage
                                     1           27,768.44           0.01 %
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-